UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2016

Independent Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400

McKinney, TX 75069-3257

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(972) 562-9004

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

Explanatory Note:

As reported in the Current Report on Form 8-K of Independent Bank Group, Inc., a Texas corporation (“Independent”), filed with the Securities and Exchange Commission (the “Commission”) on November 22, 2016 (the “November 22, 2016 8-K”), on November 21, 2016, Independent entered into an Agreement and Plan of Reorganization (the “Agreement”) with Carlile Bancshares, Inc., a Texas corporation (“Carlile Bancshares”), pursuant to which Carlile Bancshares would merge with and into Independent and Independent would continue as the surviving entity (the “Merger”). Upon the consummation of the Merger, the outstanding shares of Carlile Bancshares’ common stock would be converted into shares of Independent’s common stock (the “Merger Shares”).

As also reported in the November 22, 2016 Form 8-K, on November 21, 2016, Independent entered into securities purchase agreements (the “Stock Purchase Agreements”) with a limited number of institutional investors who were all accredited investors (the “Purchasers”) pursuant to which Independent agreed to sell in a private placement an aggregate of 400,000 shares of Independent’s common stock, par value $0.01 per share (the “Private Placement Shares”), at a purchase price of $52.50 per Private Placement Share. That transaction was consummated on November 29, 2016 and the Private Placement Shares were issued on that date. Under the Stock Purchase Agreements, Independent agreed to file with the Commission a registration statement with respect to the resale of the Private Placement Shares purchased by the Purchasers under the Stock Purchase Agreements (the “Resale Registration Statement”) as soon as reasonably practicable.

Independent is filing this Current Report on Form 8-K in order to file with the Commission the following consolidated financial statements of Carlile Bancshares and other information, which constitute Exhibit 99.1 to this Current Report on Form 8-K:

1.	the consolidated financial statements of Carlile Bancshares as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015 and the accompanying notes thereto (the “Carlile Bancshares Annual Consolidated Financial Statements”);

2.	the report of Crowe Horwath LLP, independent auditor, relating to their audit of the Annual Consolidated Financial Statements (the “Report of the Independent Auditor”);

3.	the unaudited consolidated financial statements of Carlile Bancshares as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 and the accompanying notes thereto (the “Carlile Bancshares Interim Financial Statements”); and

4.	Carlile Bancshares’ management’s discussion and analysis of financial condition and results of operations relating to the Carlile Bancshares Annual Consolidated Financial Statements and the Carlile Bancshares Interim Financial Statements (the “Carlile Bancshares Management’s Discussion and Analysis”).

Independent anticipates that it will incorporate by reference this Current Report on Form 8-K and, therefore, the Carlile Bancshares Consolidated Financial Statements, the Report of the Independent Auditor, the Carlile Bancshares Interim Financial Statements, and the Carlile Bancshares Management’s Discussion and Analysis into the Resale Registration Statement.

(d)	Exhibits. The following are exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

99.1*+	The Report of the Independent Auditor, the Carlile Bancshares Consolidated Financial Statements, the Carlile Bancshares Interim Financial Statements, and the Carlile Bancshares Management’s Discussion and Analysis

99.2*	Consent of Crowe Horwath LLP, independent auditors of Carlile Bancshares, Inc.

*	Filed herewith.
+	Schedules and/or exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Independent agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2016.

INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1*+	The Report of the Independent Auditor, the Carlile Bancshares Consolidated Financial Statements, the Carlile Bancshares Interim Financial Statements, and the Carlile Bancshares Management’s Discussion and Analysis

99.2*	Consent of Crowe Horwath LLP, independent auditors of Carlile Bancshares, Inc.

*	Filed herewith.
+	Schedules and/or exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Independent agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.